SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    Form 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2001
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                      LEXINGTON CORPORATE PROPERTIES TRUST
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             (Exact Name of Registrant as specified in its charter)


          Maryland                    1-12386                  13-3717318
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(State or other jurisdiction      (Commission File           (IRS Employer
       of incorporation)              Number)               Identification No.)


                  355 Lexington Avenue New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 692-7260
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               Registrant's telephone number, including area code



                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition of Assets

               On November 28, 2001, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (NYSE: LXP) ("Lexington") acquired Net 1 L.P., a Delaware limited partnership, and Net 2 L.P., a Delaware limited partnership (collectively, the "Net Partnerships"), in a merger transaction (the "Merger") valued at approximately $136.8 million, following approval of the Merger by Lexington's shareholders at the special meeting held on November 28, 2001. The limited partners of each respective Net Partnership had previously consented to the Merger. Further information regarding the Merger is available in Lexington's Joint Consent and Proxy Solicitation Statement/Prospectus (the "Proxy Statement"), dated October 12, 2001. The contents of the Proxy Statement are hereby incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (a) Previously filed as part of the Registration Statement (as defined below)

               (b)            Previously filed as part of the Registration
                              Statement

               (c)            Exhibits

                              99.1           Joint Consent and Proxy
                                             Solicitation Statement/Prospectus
                                             of Lexington (filed as Part I to
                                             Lexington's Registration Statement
                                             on Form S-4 (File No. 333-70790))
                                             (the "Registration Statement").*

                              99.2 Press release of Lexington dated November 29, 2001.**

                              -----------
                              *    Incorporated by Reference
                              **   Filed Herewith

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEXINGTON CORPORATE PROPERTIES TRUST


Date: November 30, 2001                By: /s/ T. Wilson Eglin
                                           ----------------------------
                                           T. Wilson Eglin
                                           President

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Consent and Proxy Solicitation Statement/Prospectus of Lexington (filed as Part I to Lexington's Registration Statement on Form S-4 (File No. 333-70790)) (the "Registration Statement").*

99.2           Press release of Lexington dated November 29, 2001.**



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*    Incorporated by Reference
**   Filed Herewith